UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

NEWPARK RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX	77381
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2011, the following proposals were submitted to the stockholders of Newpark Resources, Inc. (the “Company”) at the Company’s 2011 Annual Meeting of Stockholders.

1.	The election of six directors to the Board of Directors;

2.	An advisory vote on named executive officer compensation;

3.	An advisory vote on the frequency of future advisory votes on named executive officer compensation;

4.	To consider and act upon a proposal to amend the 2003 Long Term Incentive Plan;

5.	To consider and act upon a proposal to amend the 2006 Equity Incentive Plan; and

6.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2011.

The proposals are more fully described in the Company’s Proxy Statement. The following are the final vote results along with a brief description of each proposal.

Proposal 1: Election of Directors: the stockholders of the Company elected each of the following director nominees for a term that will continue until the 2012 Annual Meeting of Stockholders.

Director	Votes For	Withheld	Broker Non-Votes
David C. Anderson	72,409,731	3,409,786	10,201,023
Jerry W. Box	72,401,291	3,418,226	10,201,023
G. Stephen Finley	72,411,539	3,407,978	10,201,023
Paul L. Howes	73,804,214	2,015,303	10,201,023
James W. McFarland, PhD	72,404,160	3,415,357	10,201,023
Gary L. Warren	72,404,372	3,415,145	10,201,023

Proposal 2: An advisory vote on named executive officer compensation: the stockholders of the Company approved, on a non-binding advisory basis, the compensation of the named executive officers as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
72,293,699	2,880,048	645,770	10,201,023

Proposal 3: An advisory vote on the frequency of future advisory votes on named executive officer compensation: by plurality vote, the stockholders of the Company recommended, on a non-binding advisory basis, that future advisory votes on named executive officer compensation be held on an annual basis.

1 Year	2 Years	3 Years	Abstain
64,810,629	56,151	10,777,217	175,520

Proposal 4: Approval of an amendment to the 2003 Long Term Incentive Plan: the stockholders of the Company approved the amendments to the 2003 Long Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
63,578,619	11,738,444	502,454	10,201,023

Proposal 5: Approval of an amendment to the 2006 Equity Incentive Plan: the stockholders of the Company approved the amendments to the 2006 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
61,043,365	14,346,404	429,748	10,201,023

Proposal 6: Ratification of the Appointment of Independent Registered Public Accounting Firm: the stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2011.

For	Against	Abstain	Broker Non-Votes
85,814,415	96,820	109,305	0

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Newpark Resources, Inc. 2003 Long Term Incentive Plan (Amended and Restated Effective March 8, 2011).
10.2	Form of Restricted Stock Agreement under the Newpark Resources, Inc. 2003 Long Term Incentive Plan (Amended and Restated Effective March 8, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: June 14, 2011	By: /s/ James E. Braun
James E. Braun
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Newpark Resources, Inc. 2003 Long Term Incentive Plan (Amended and Restated Effective March 8, 2011).
10.2	Form of Restricted Stock Agreement under the Newpark Resources, Inc. 2003 Long Term Incentive Plan (Amended and Restated Effective March 8, 2011).

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